UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 1, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-21755	25-1802235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA		94555
(Address of Principal Executive Offices)		(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Investor Rights Agreement

On February 1, 2011, as a condition to the purchase by Viscaria Limited (the “Investor”), a Cyprus company backed by funds advised by Apax Partners LLP and Apax Partners, L.P., of 210,000 shares of newly designated 8.00% Series B Convertible Participating Preferred Stock, no par value per share (the “Series B Preferred Stock”), for an aggregate purchase price of $210 million (such purchase, the “First Closing”), pursuant to that certain Securities Purchase Agreement, dated as of January 10, 2011 (the “Purchase Agreement”), by and between the Investor and iGATE Corporation (the “Company”), the Company and the Investor have entered into an Investor Rights Agreement (the “Investor Rights Agreement”) pursuant to which, among other things, the Company has agreed, so long as the Investor and certain holders affiliated with the Investor maintain at least one third of the Investor’s initial equity stake as of the latest closing under the Purchase Agreement, to grant the Investor certain rights, including the right to designate at least one director to the Board of Directors of the Company (the “Board”) if there are less than ten members of the Board and, subject to applicable law and exchange rules, two directors if there are ten or more members of the Board. In addition, so long as the Investor and certain other holders affiliated with the Investor maintain at least one-half of the Investor’s initial equity investment in the Company, (a) such holders (the “Majority Investor Holders”) shall be entitled to certain (i) preemptive rights and rights of first offer on future equity and/or debt issuances by the Company and (ii) customary registration rights with respect to the common stock issuable upon conversion of the Series B Preferred Stock and (b) the consent of the majority of such holders will be required for (i) certain dividends or payments to other equity interests of the Company or to management or related parties, (ii) subject to certain exceptions, the authorization, issuance, or entrance into any agreement providing for the issuance of any debt or equity securities of the Company or any of its subsidiaries, (iii) certain reclassifications or recapitalizations of securities of the Company or its subsidiaries that would adversely affect the rights of the holders of the Series B Preferred Stock, (iv) certain asset disposals exceeding a specified threshold, (v) certain acquisitions exceeding a specified threshold, (vi) the entrance into certain material transactions involving Patni Computer Systems Limited (“Patni”) or the sale of Patni securities, (vii) certain changes in the line of business by the Company or any of its subsidiaries, (viii) the entrance into, amendment, modification or supplementation of certain agreements with related parties of the Company or any wholly-owned subsidiaries of the Company, (ix) the creation, incurrence, guarantee, assumption or issuance by the Company or any of its subsidiaries of certain additional indebtedness, (x) the hiring or termination of the Chief Executive Office or the Chief Financial Officer of the Company, (xi) the amendment or rescission of any provision of the certificate of incorporation, articles of incorporation, by-laws or similar organizational documents of the Company or any of its subsidiaries that would directly conflict with the terms and provisions of the Investor Rights Agreement or the Statement, (xii) the voluntary delisting of the Company’s stock from certain trading markets, (xiii) certain increases in the size of the Board, (xiv) the voluntary commencement of certain insolvency events, and (xv) the agreement to any of the foregoing.

Failure of the Company to comply with certain provisions of the Investor Rights Agreement (including requirements relating to the Investor’s Board nominees, consent rights and registration rights) may result, if not cured, in certain increases to the dividend accrual rate of the Series B Preferred Stock and, in the event the Company fails to make any required redemption payment, subject to applicable law and exchange rules, increased representation on the Board, in each case, for the duration of such noncompliance. In addition, in the event the Company fails to make any required redemption payment, the Majority Investor Holders may also have consent rights with respect to (i) any change of control, (ii) any issuance, disposition, acquisition, assumption or incurrence which would be permitted under clauses (ii), (iv), (vi) or (ix) of the first paragraph of this Item 1.01, (iii) the annual budget of the Company and its subsidiaries, and (iv) the approval of the employment or termination of any member of the senior management of the Company.

The foregoing summary description of the Investor Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Amended and Restated Voting and Standstill Agreement

As of the First Closing, the Company has entered into an Amended and Restated Voting and Standstill Agreement (the “Amended and Restated Voting and Standstill Agreement”) dated as of February 1, 2011, with the Investor, Messrs. Sunil Wadhwani and Ashok Trivedi, and certain entities affiliated with such shareholders (collectively, the “Shareholders”) for the purpose of amending and restating the voting and standstill agreement entered into between such parties as of the signing of the Purchase Agreement on January 10, 2011 (as more fully described in that certain Form 8-K filed by the Company with the SEC on January 12, 2011) in order to reflect the final agreement between the Shareholders and the Investor with respect to such matters.

The foregoing summary description of the Amended and Restated Voting and Standstill Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Voting and Standstill Agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On February 1, 2011, the Company sold 210,000 shares of Series B Preferred Stock to the Investor. The Series B Preferred Stock was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Series B Preferred Stock was sold without underwriting discounts or commissions. Additional information set forth in Item 1.01 and Item 5.03 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2011, pursuant to the terms of the Investor Rights Agreement, the Investor’s Board nominee, Salim Nathoo, was elected as a director of the Board. Mr. Nathoo will serve as a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Article FIFTH of the Second Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) authorizes the issuance from time to time of up to 20,000,000 shares of preferred stock, without par value. On January 31, 2011, the Company filed with the Pennsylvania Corporation Bureau a Statement with Respect to Shares (“Statement with Respect to Shares”) for the Series B Preferred Stock and set forth the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions, of the Series B Preferred Stock, which were not previously fixed by the Articles of Incorporation of the Company. The terms of the Statement with Respect to Shares modify and amend the Articles of Incorporation.

The Statement with Respect to Shares provides that the Series B Preferred Stock issued to the Investor is convertible into shares of the common stock, par value $0.01 per share (the “Common Stock”), of the Company at an initial conversion price of $20.30 per share (the “Conversion Price”). In addition to the right to participate in dividends and other distributions payable on the Common Stock on an as-converted basis, cumulative dividends will accrue on each share of Series B Preferred Stock at a rate of 8.0% per annum, which dividends will be added to the liquidation preference, and compounded quarterly. The Series B Preferred Stock will also have, among other things, (i) a Company option to convert the Series B Preferred Stock into Common Stock after eighteen months from the applicable closing date, if, among other things, the volume weighted average Common Stock price exceeds 205% of the Conversion Price for a specified period of time; (ii) a holder option to convert the outstanding principal plus accrued and unpaid dividends into

Common Stock at any time and from time to time; (iii) a holder put right at six years from the last occurring closing date for cash at an amount equal to the outstanding principal plus accrued and unpaid dividends; (iv) if the Series B Preferred Stock is not sooner converted, a mandatory conversion date at six years from the applicable closing date (subject to extension in limited cases) unless the holder exercises the put right described in clause (iii) above; and (v) the right to receive, prior to any payment in respect of any junior equity securities, the greater of the outstanding principal plus accrued and unpaid dividends and the as-converted value upon liquidation of the Company or upon certain changes of control.

Pursuant to the Statement with Respect to Shares, the holders of the Series B Preferred Stock benefit from customary anti-dilution and conversion price adjustment provisions in specified circumstances. Additionally, subject to certain exceptions and applicable law and exchange rules, the holders of Series B Preferred Stock shall be entitled to vote (a) on an as-converted basis with the holders of shares of Common Stock on all matters upon which shareholders of the Company are entitled to vote and (b) as a separate class with respect to the election of certain nominees to the Board.

Failure of the Company to comply with certain provisions of the Statement with Respect to Shares (including requirements relating to redemption payments, certain shareholder approvals, and certain requirements under the Investor Rights Agreement) may result, if not cured, in certain increases to the dividend accrual rate of the Series B Preferred Stock and, under certain circumstances and subject to applicable law and exchange rules, increased representation on the Board, in each case, for the duration of such noncompliance.

The foregoing summary description of the Series B Preferred Stock, the Series B Statement with Respect to Shares and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Series B Statement with Respect to Shares, a copy of which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 8.01. Other Events.

On January 24, 2011, the Company and Apax Europe VII-B, L.P. received notification that the U.S. Department of Justice and Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the transaction contemplated by the Purchase Agreement.

On February 1, 2011, Mr. Shashank Singh was authorized as the Investor’s non-voting Board observer to attend meetings of the Board and Board committee meetings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Statement with Respect to Shares — 8% Series B Convertible Participating Preferred Stock, no par value per share

10.1	Investor Rights Agreement, dated as of February 1, 2011, by and among iGATE Corporation and Viscaria Limited

10.2	Amended and Restated Voting and Standstill Agreement, dated as of February 1, 2011, by and among iGATE Corporation, Viscaria Limited and the shareholders party thereto

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the proposed Acquisition. Such statements include statements about certain issuances by the Company of equity securities to finance the proposed Acquisition or to refinance certain indebtedness, and other such items, based on our plans, estimates and projections. These forward-looking statements involve risks and uncertainties, many of which are beyond our control that could cause our actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed Acquisition, and the risk factors set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.

ADDITIONAL U.S.-RELATED INFORMATION

The description contained herein is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Patni Computer Systems Limited or iGATE Corporation or any of their respective subsidiaries or affiliates. Subject to future developments, iGATE Corporation intends to file tender offer documents with the SEC in connection with the proposed acquisition. Shareholders of Patni Computer Systems Limited should read those filings, and any other filings made by iGATE Corporation with the SEC in connection with the proposed Acquisition, as they will contain important information. Those documents, when filed, as well as iGATE Corporation’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at iGATE Corporation’s website at www.igate.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Corporate Secretary

February 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Statement with Respect to Shares — 8% Series B Convertible Participating Preferred Stock, no par value per share

10.1	Investor Rights Agreement, dated as of February 1, 2011, by and among iGATE Corporation and Viscaria Limited

10.2	Amended and Restated Voting and Standstill Agreement, dated as of February 1, 2011, by and among iGATE Corporation, Viscaria Limited and the shareholders party thereto